UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc ("Company") published a news release on September 10, 2008 as follows:

Cleveland-Cliffs Announces Offer for Outstanding Shares in Portman

CLEVELAND ─ Sept. 10, 2008 ─ Cleveland-Cliffs Inc (NYSE:CLF), the international mining company that will be renamed Cliffs Natural Resources in the coming months, announced today that it intends, through its wholly owned subsidiary Cliffs Asia-Pacific Pty Limited ("Cliffs"), to make an off-market takeover offer for all of the shares in Portman Limited (ASX: PMM) that it does not already own. The Offer is a last and final cash offer at a price of A$21.50 per Portman Share.

Cliffs already holds approximately 85.19% of the shares in Portman.

The Offer has the unanimous support of the independent directors of Portman and, in the absence of a superior offer and subject to an independent expert to be commissioned by Portman concluding that the Offer is fair and reasonable, the independent directors of Portman will recommend that Portman shareholders accept the Offer.

THE OFFER FROM CLIFFS

The Offer price of A$21.50 cash per Portman Share is Cliffs’ final price and will not be increased during the Offer Period.

The Offer reflects a premium of approximately 21.5% to the closing price of Portman Shares on ASX on Sept. 10, 2008, and is subject to a number of conditions as set out in the Annexure.

Commenting today, Joseph A. Carrabba, chairman, president and chief executive officer of Cleveland-Cliffs, said: "For Cleveland-Cliffs shareholders, this transaction is designed to enable Cleveland-Cliffs to move to full ownership of Portman. I believe that this final cash offer represents outstanding value for Portman shareholders and provides an excellent opportunity for shareholders to realize value from their investment in Portman."

He continued: "The offer provides a straightforward cash exit for Portman shareholders and accepting shareholders will not incur brokerage or stamp duty charges.

"There is no higher offer. Given that Cliffs already owns 85.19% of the issued and outstanding Portman shares, I believe the likelihood of another bidder emerging is extremely remote. In the event that our offer does not succeed, there is a risk that Portman’s share price may fall significantly," Carrabba concluded.

Cliffs is being advised by Wilson HTM Corporate Finance and Mallesons Stephen Jaques.

INDICATIVE TIMETABLE
IMPORTANT DATES 2008

Expected date for lodgment/filing of Bidder’s Statement with Australian Securities Investment Commission
Sept. 19

Expected date for sending Bidder’s Statement to Portman shareholders
Oct. 3

Expected closing date of Offer (unless extended)*
7:00 p.m. Sydney Time,
Nov. 3*

*The closing date for the Offer may change as permitted by the Australian Corporations Act.

An offer information line has been established for Portman shareholders. The numbers are 1800 24 23 00 (toll free) (for callers in Australia) or +61 2 9207 3622 (for callers outside Australia).

CLEVELAND-CLIFFS INC

Founded in 1847 and headquartered in Cleveland, Ohio, Cleveland-Cliffs is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. Cleveland-Cliffs operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. In addition, Cleveland-Cliffs has a 30% interest in the Amapá Project, a Brazilian iron ore project, and a 45% economic interest in the Sonoma Project, an Australian coking and thermal coal project. Cleveland-Cliffs employs more than 5,000 people worldwide.

To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

For further information, please call:

CLEVELAND-CLIFFS

Media - Australia

Kate Kerrison
Kate Kerrison + Company
+61/0413 946 704
kate@katekerrison.com.au

Financial Community – Australia

Wayne Seabrook
Wilson HTM Corporate Finance Limited
+61/0412 199 054
wayne.seabrook@wilsonhtm.com.au

Financial Community and Media – United States

Steve Baisden
Director, Investor Relations and Corporate Communications
Cleveland-Cliffs Inc
216/694-5280
srbaisden@cleveland-cliffs.com

ANNEXURE: OFFER CONDITIONS

The Offer and any contracts resulting from acceptance of the Offer will be subject to fulfillment of the following conditions:

(a) (minimum ownership) that during or at the end of the Offer Period, Cliffs has acquired a relevant interest in at least 90%(by number) of all Portman Shares;

(b) (Foreign Acquisitions and Takeovers Act) the Treasurer of the Commonwealth of Australia consents under the Foreign Acquisitions and Takeovers Act 1975 ("Act") to the proposed acquisition by Cliffs of Portman and the Treasurer is taken to have so consented:

(i) if Cliffs receives written advice from or on behalf of the Treasurer to the effect that the acquisition of Portman is not inconsistent with the Australian Government’s foreign investment policy or is not objected to under the Act; or

(ii) if notice of the proposed acquisition of Portman is given to the Treasurer and the Treasurer has ceased to be empowered to make any order under Part II of the Act in relation to the proposed acquisition because of lapse of time;

(c) (prescribed occurrences) that from the date of this announcement to the end of the Offer Period (each inclusive), none of the following events happen:

(i) Portman converts all or any of its shares into a larger or smaller number of shares;

(ii) Portman or a subsidiary resolves to reduce its share capital in any way;

(iii) Portman or a subsidiary:

(A) enters into a buy-back agreement; or
(B) resolves to approve the terms of a buy-back agreement under section 257C (1) or section 257D(1) of the Corporations Act;

(iv) Portman or a subsidiary issues shares, or grants an option over its shares, or agrees to make such an issue or grant such an option;

(v) Portman or a subsidiary issues, or agrees to issue, convertible notes;

(vi) Portman or a subsidiary disposes, or agrees to dispose, of the whole, or a substantial part, of its business or property;

(vii) Portman or a subsidiary charges, or agrees to charge, the whole, or a substantial part, of its business or property;

(viii) Portman or a subsidiary resolves to be wound up;

(ix) a liquidator or provisional liquidator of Portman or of a subsidiary is appointed;

(x) a court makes an order for the winding up of Portman or of a subsidiary;

(xi) an administrator of Portman or of a subsidiary is appointed under sections 436A, 436B or 436C of the Corporations Act;

(xii) Portman or a subsidiary executes a deed of company arrangement; or

(xiii) a receiver or a receiver and manager is appointed in relation to the whole, or a substantial part, of the property of Portman or of a subsidiary.

DEFINITIONS

In this announcement, unless the context requires otherwise:

ASX means ASX Limited or the market it operates as the context requires

Cleveland-Cliffs means Cleveland-Cliffs Inc

Cliffs means Cliffs Asia-Pacific Pty Limited (ABN 33 112 437 180)

Corporations Act means the Corporations Act 2001 (Cwlth)

Offer means, as the context requires, the offer for Portman Shares, or the off-market takeover bid constituted by that offer and each offer by Cliffs for Portman Shares in the form of that offer, including in each case as varied in accordance with the Corporations Act

Offer Period means the period during which the Offer will remain open for acceptance

Portman means Portman Limited (ABN 22 007871 892)

Portman Shares means fully paid ordinary shares in Portman

This news release contains predictive statements that are intended to be made as "forward-looking" within the safe harbor protections of the Private Securities Litigation Reform Act of 1995. Although Cleveland-Cliffs believes that its forward-looking statements are based on reasonable assumptions, such statements are subject to risk and uncertainties.

Actual results may differ materially from such statements for a variety of reasons, including: failure to meet the conditions of the Offer; failure to receive requisite consents under the Australian Foreign Acquisitions and Takeovers Act; and events that could negatively impact Cleveland-Cliffs’ ability to finance the Offer. Reference is also made to the detailed explanation of the many factors and risks that may cause such predictive statements to turn out differently, set forth in Cleveland-Cliffs’ Annual Report and Reports on Form 10-K and previous news releases filed with the Securities and Exchange Commission, which are publicly available on Cleveland-Cliffs’ website. The information contained in this document speaks as of the date of this news release and may be superseded by subsequent events.

News releases and other information on Cleveland-Cliffs are available on the Internet at:

http://www.cleveland-cliffs.com or
www.cleveland-cliffs.com/Investors/Pages/default.aspx?b=1041&1=1

SOURCE: Cleveland-Cliffs Inc

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

September 11, 2008	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary